UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 1, 2002
                                                --------------------------------

                                   SB Partners
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             (Exact name of registrant as specified in its charter)


  New York                          000-08952                 13-6294787
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)             Identification No.)


   1251 Avenue of the Americas, New York, NY                     10020
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code     (212) 408-5000
                                                  ------------------------------

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     (Former name or former address, if changed since last report.)



Item 4.  Change in Registrant's Certifying Accountants.
         ----------------------------------------------

              On July 1, 2002, the general partner of SB Partners (the "Partnership") dismissed the independent auditor of the Partnership, Arthur Andersen LLP.

              The reports of Arthur Andersen LLP on the Partnership's consolidated financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

              During the years ended December 3l, 2001 and December 31, 2000 and through July 1, 2002, there were no disagreements with Arthur
         Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur
         Andersen LLP, would have caused it to make reference thereto in its reports on the consolidated financial statements for such periods.

              During the years ended December 31, 2001 and December 31, 2000 and through July 1, 2002, there have occurred none of the "reportable events" listed in Item 304(a)(1)(v) of Regulation S-K.

              The Partnership provided Arthur Andersen LLP with a copy of the foregoing disclosures, but Arthur Andersen LLP informed the Registrant it was no longer providing any 8-K representation letters. Accordingly, no letter from Arthurn Andersen LLP is attached as an exhibit.

              On July 1, 2002, the general partner of the Partnership engaged Deloitte & Touche LLP to serve as the independent auditor of the Partnership. During the Partnership's two most recent fiscal years, and during any subsequent period through July 1, 2002, the Partnership did not consult with Deloitte & Touche LLP on any accounting or auditing issues.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(c)      Exhibits

         No exhibit provided because Arthur Andersen LLP informed the Registrant it was no longer providing any 8-K representation letters.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
                                  --------------------------------------
                                                (Registrant)

                                  By: SB PARTNERS REAL ESTATE CORPORATION
                                      GENERAL PARTNER


Date      July 3, 2002         /s/George N. Tietjen III
     ------------------------     --------------------------------------
                                  George N. Tietjen III
                                  Vice-President
                                  (Principal Accounting Officer)